CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial highlights” in the Prospectus and “Complete and partial portfolio holdings - arrangements to disclose to Service Providers and Fiduciaries”, “Independent registered public accounting firm” and “Financial Statements” in the Statement of Additional Information and to the use of our report dated May 23, 2012 on UBS Cashfund, Inc for the year ended March 31, 2012 which is incorporated by reference in the Registration Statement (Form N-1A No. 811-02802) of UBS Cashfund, Inc.

ERNST & YOUNG LLP

New York, New York
July 24, 2012